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                               CORPORATE GUARANTY

                                                      Date:    October 21, 1993.

GENERAL ELECTRIC CAPITAL CORPORATION
OF PUERTO RICO
450 Ponce de Leon Ave., First Floor
Torre De La Reina Building
San Juan, Puerto Rico 00901

     To induce GENERAL ELECTRIC CAPITAL CORPORATION OF PUERTO RICO ("GECCPR") to enter into the Loan Agreement executed by GECCPR and EL CONQUISTADOR PARTNERSHIP L.P., a limited partnership organized and existing under the laws of the State of Delaware ("Customer"), on October 21, 1993 (as the same may be modified, amended, extended or supplemented from time to time, hereinafter referred to as the "Loan Agreement") and purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively with the Loan Agreement "Account Documents" and each an "Account Document"), but without in any way binding GECCPR to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to GECCPR and its successors and assigns, the due regular and punctual payment of the lesser of $4,106,800.00 or fifty percent (50%) of the outstanding principal of and interest on the loans granted to the Customer by GECCPR under the Loan Agreement, however evidenced, whether it represents an original balance, an accelerated balance, a balance reduced by partial payment, a deficiency after sale or other disposition of any equipment, collateral or security, or otherwise. All such obligations shall be referred to herein, along with any other payment and performance obligation under the Loan Agreement, whether for late charges, costs, expenses, indemnities, liquidated damages or otherwise, as "Obligations". Undersigned does hereby further guarantee to pay upon demand all losses, costs, reasonable attorneys' fees and expenses which may be suffered by GECCPR by reason of the default of the undersigned.

     This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require GECCPR to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any equipment, collateral or security which may be given in connection with the Obligations. It is agreed that GECCPR may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of any of the Obligations which are guaranteed hereby, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Nevertheless,


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GENERAL ELECTRIC
   CAPITAL CORPORATION
Page 2
October 21, 1993

GECCPR shall, prior to exercising any rights hereunder, be obligated to have presented to the bank issuing the letter of credit referred to in that certain Letter of Credit Agreement between the Customer and GECCPR dated October 21, 1993 (as said agreement may be modified, amended, extended or supplemented from time to time), a draft drawn under such letter of credit, and have applied any proceeds received in respect thereof to the payment of the Obligations. Suit may be brought and maintained against the undersigned, at GECCPR's election, without joinder of the Customer or any other person as parties thereto.

     The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document;
(d) GECCPR's failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, GECCPR's failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

     This Guaranty may be terminated upon delivery to GECCPR (at its address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to GECCPR's receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.


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GENERAL ELECTRIC
   CAPITAL CORPORATION
Page 3
October 21, 1993

     The undersigned agrees that no payment or distribution to GECCPR pursuant to the terms of this Guaranty shall entitle the undersigned to exercise any rights of subrogation, contribution, reimbursement or indemnity in respect thereof until all Obligations shall have been indefeasibly paid.

     The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations which are guarantied hereby (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by GECCPR, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, GECCPR shall be prohibited from exercising any of its rights or remedies against the Customer or any other person or against any property, then, as between GECCPR and the undersigned, such prohibition shall be of no force and effect, and GECCPR shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to GECCPR hereunder upon a default with respect to the Obligations.

     Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest, demand, and notice of protests, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain financial data from the Customer on a continuing basis and other information regarding the Customer and is not relying upon GECCPR to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and GECCPR shall be binding upon and shall not affect the liability of the undersigned.

     Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to GECCPR of all Obligations and is hereby assigned to GECCPR as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, set-off or other recourse in respect of sums paid or payable to GECCPR by the undersigned hereunder, and the undersigned hereby further irrevocably and


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GENERAL ELECTRIC
   CAPITAL CORPORATION
Page 4
October 21, 1993

unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets; provided, however, that such waiver and relinquishment shall only be effective to the extent, and only to the extent, that the exercise of any such rights by the undersigned could affect or impair any payment received by GECCPR from Customer.

     THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTIED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTIED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

     This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by GECCPR. No failure by GECCPR to exercise its rights hereunder shall give rise to any estoppel against GECCPR, or excuse the undersigned from


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GENERAL ELECTRIC
   CAPITAL CORPORATION
Page 5
October 21, 1993

performing hereunder. GECCPR's waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

     This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include GECCPR's successors and assigns. In the event of default hereunder, GECCPR may at any time inspect the undersigned's records, or at GECCPR's option, the undersigned shall furnish GECCPR with a current independent audit report.

     If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

     This Guaranty, its interpretation and application, will be subjected in all respects to the laws of the Commonwealth of Puerto Rico, its interpretive case law and jurisprudence.

     Each signatory on behalf of a corporate guarantor warrants that he has authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

     IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

                                                WILLIAMS HOSPITALITY
                                          MANAGEMENT CORPORATION

                                          By:/s/
                                             ---------------------------------
                                                       (Signature)

                                       Title:
                                             ---------------------------------
                                                      (Officer's Title)

ATTEST:

-------------------------------------------
      Secretary/Assistant Secretary


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GENERAL ELECTRIC
   CAPITAL CORPORATION
Page 6
October 21, 1993

Affidavit No. 021

     Subscribed and acknowledged before me in San Juan, Puerto Rico, this 21st day of October, 1993, by the following person who is personally known to me:
Manuel Peredo, of legal age, married, businessman and resident of San Juan, Puerto Rico, in his/her capacity as Vice President of Williams Hospitality Management Corporation.

                                          /s/
                                          ------------------------------------
                                                      Notary Public



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                                   GUARANTOR'S

                     CONSENT TO AMENDMENT TO LOAN AGREEMENT

                            Dated as of June 30, 1994

     The undersigned, WILLIAMS HOSPITALITY GROUP INC., previously Williams Hospitality Management Corporation, a Delaware corporation, as Guarantor under the Corporate Guaranty dated October 21, 1993, (the "Guaranty") in favor of GENERAL ELECTRIC CAPITAL CORPORATION OF PUERTO RICO ("GECCPR"), party to the Loan Agreement referred to in the foregoing Amendment, hereby consents to the said Amendment and hereby confirms, clarifies, and agrees that (i) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Amendment, the undersigned shall guarantee to GECCPR and its successors and assigns, the due regular and punctual payment of the lesser of $4,106,800.00 or fifty percent (50%) of the outstanding principal of and interest on the Loans granted to El Conquistador Partnership L.P. by GECCPR under the Loan Agreement, as amended pursuant to the foregoing Amendment; and
(ii) each reference in the Guaranty to the Loan Agreement or the Loan Documents or to "thereunder," "thereof" or words of like import shall mean and be a reference to the Loan Agreement or the Loan Documents as amended by the Amendment, and any reference in the Guaranty to "this Guaranty" or words referring thereto shall mean and be a reference to the Guaranty as amended by the Amendment and by this Consent.

                                          WILLIAMS HOSPITALITY GROUP INC.

                                              previously Williams Hospitality
                                                  Management Corporation

                                       By:  /s/
                                           ------------------------------------
                                     Name:            Manuel Peredo
                                    Title:            Vice President

Affidavit No.:     099

     Acknowledged and subscribed before me in San Juan, Puerto Rico this 30th day of June, 1994, by the following person who is personally known to me: Manuel Peredo, of legal age, married, and resident of San Juan, Puerto Rico, in his capacity as Vice President of Williams Hospitality Group Inc.

                                       /s/
                                       ----------------------------------------
                                                      Notary Public





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